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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                 BRIAZZ, INC.
                                 ------------
            (Exact name of Registrant as specified in its charter)


              Washington                                                91-1672311
----------------------------------------                    ------------------------------------
(State of incorporation or organization)                    (I.R.S. Employer Identification No.)


    3901 7th Avenue South, Suite 200
          Seattle, Washington                                            98108-5206
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(Address of principal executive offices)                                 (Zip Code)

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General
Instruction A.(c), please check the following box. [ ]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General
Instruction A.(d), please check the following box. [X]

Securities Act registration statement file number to which this form relates:
333-54922 (if applicable)

Securities to be registered pursuant to Section 12(b) of the Act:

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
          Title of each class                            Name of each exchange on which each class
          to be so registered                                        is to be registered
                 None                                                   Not Applicable
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----------------------------------------                    ------------------------------------
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

Securities to be registered pursuant to Section 12(g) of the Act:


                        COMMON STOCK, WITHOUT PAR VALUE
                        -------------------------------
                               (Title of Class)

                                 PAGE 1 OF 4.
                           EXHIBIT INDEX APPEARS AT
                         SEQUENTIALLY NUMBERED PAGE 4.

                                       1
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Item 1.   Description of Registrant's Securities to be Registered

          The description of the Common Stock, without par value (the "Common Stock"), of BRIAZZ, Inc. (the "Registrant") contained in the Registrant's Registration Statement on Form S-1 (File No. 333-54922) under the heading "Description of Capital Stock" in the prospectus contained therein is hereby incorporated by reference.

Item 2.   Exhibits

          The following exhibits are filed as a part of this Registration
Statement:

Exhibit
Number        Exhibit Description
-------       -------------------
1.*           Amended and Restated Articles of Incorporation of the Registrant

2.*           Amended Bylaws of the Registrant

3.+           Specimen Stock Certificate

-------------

* Previously filed as an exhibit to the Registrant's Registration Statement on Form S-1 (File No. 333-54922).
+  To be filed by amendment.

                                       2
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                                   SIGNATURE

          Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.



                              BRIAZZ, INC.

                              By: /s/ Victor D. Alhadeff
                                 --------------------------------------------
                              Name: Victor D. Alhadeff
                              Title: Chief Executive Officer and Chairman of the Board of Directors


Dated:  April 9, 2001

                                       3
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                                 Exhibit Index

Exhibit
Number        Exhibit Description
-------       -------------------
1.*           Amended and Restated Articles of Incorporation of the Registrant

2.*           Amended Bylaws of the Registrant

3.+           Specimen Stock Certificate

-------------

* Previously filed as an exhibit to the Registrant's Registration Statement on Form S-1 (File No. 333-54922).
+    To be filed by amendment.

                                       4